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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934



                           FRISCH'S RESTAURANTS, INC.
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              (Exact Name of Registrant as Specified in its Charter



                 OHIO                       1-7323              31-0523213
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     (State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)                    File Number)       Identification No.)



          2800 GILBERT AVENUE, CINCINNATI, OHIO                      45206
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         (Address of Principal Executive Offices)                  (Zip Code)




        Registrant's telephone number, including area code:    513-961-2660
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ITEM 5.           OTHER EVENTS
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         Frisch's Restaurants, Inc. (the "Company") has entered into a Letter of
Intent to sell its 1/15th limited partnership interest (the "Unit") in The Cincinnati Reds, an Ohio limited partnership (the "Partnership"), to Jonathan J. Ledecky. The purchase price for the Unit will be $7,000,000, to be paid at a Closing to be held no later than September 30, 1998. The sale of the Unit is subject to execution of a mutually agreeable definitive sale agreement, the approvals of the National League of Professional Baseball Clubs and the General Partner of the Partnership and the waiver by the other partners of the Partnership of their right of first refusal to purchase the Unit. The press release dated August 6, 1998 announcing the execution of the Letter of Intent is attached hereto as Exhibit 1 and incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FRISCH'S RESTAURANTS, INC.


Dated:  August 10, 1998               By:  /s/ DONALD H. WALKER
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                                         DONALD H. WALKER, Chief Financial
                                         Officer




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